UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest reported): December 22, 2004

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SUN CITY INDUSTRIES, INC.
(Exact name of small business issuer as specified in its charter)

Delaware	01-06914	59-0950777
(State or other jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

110 Sarasota Quay, Sarasota, Florida 34236
(Address of principal executive offices)

941-365-2521
(Registrant’stelephone number, including area code)

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.)

         Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
        Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
        Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
        Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CF$ 240.13e-4(c))

Section 1. Registrant’s Business and Operations

Item 1.01 Entry into a Material Definitive Agreement

        Sun City Industries, Inc., a Delaware corporation (the “Corporation”) entered into a Reorganization Agreement through Michael Manion as President on April 20, 2004 with Yangling Daiying Biological Engineering Co. Ltd. (Yangling), a corporation organized under the Peoples Republic of China and with the following shareholders of said company: Ms. Guo, Wen Xia, Jianjun Liu, etc., wherein the Corporation agreed to acquire all the authorized issued and outstanding common stock of Yangling in exchange for 34,880,000 of the Corporation’s Common Stock, which upon issuance would constitute approximately 87.2% of the Corporation’s issued and outstanding Common Stock. Subsequent to closing the former holders of Yangling shall obtain voting control over the Corporation. On June 30, 2004, Coast to Coast Equity Group, Inc. (“CCEG”), a Florida corporation, purchased 1,000,000 shares of common stock from Michael Manion in a Private Stock Purchase Agreement for the sum of $375,000.00, which funds were loaned to CCEG by George Frudakis. The terms of the loan have not been determined as of the date of this report. George Frudakis is the father of Dr. Tony Frudakis, now President and Director of the Corporation, and Charles Scimeca is the sole officer, director and shareholder of CCEG. Effective June 28, 2004, Michael Manion resigned as President and Director of Sun City Industries, Inc.

        The Reorganization Agreement is hereby incorporated by reference to a Schedule 14C Information Statement filed August 19, 2004 with the Securities and Exchange Commission. A copy of the Reorganization Agreement including Schedules is hereby incorporated by reference to a Schedule 14C filed on August 19, 2004. An Amendment to Reorganization Agreement was executed on August 3, 2004 (also an exhibit to the Schedule 14C) wherein the Corporation agreed to file an SB-2 Registration Statement or similar filing with the Securities and Exchange Commission within 60 days of closing to register the restricted securities of the Corporation set forth on Schedule B. Schedule B was amended to amend the shares to be registered as set forth in a subsequent Amendment to Reorganization Agreement. This Amendment to Reorganization Agreement was executed on November 23, 2004, and is an exhibit to this 8-K.

        On May 14, 2004 CCEG acting as consultant (the “Consultant”) entered into a consulting agreement with Yangling which agreement is incorporated by reference herein and made part hereof. Charles J. Scimeca is the sole officer, director and shareholder of CCEG which was the largest shareholder of the Corporation at the time. The consulting agreement provided for services to be rendered by CCEG as an independent contractor, which services include but are not limited to assisting Yangling in the dissemination of information pursuant to the Corporation’s obligation to report certain information under the Securities Exchange Act of 1934, as amended. In addition, CCEG would arrange and/or locate potential debt or equity funding sources without acting in the capacity of a broker/dealer and to assist in obtaining such funding in accordance with agreed upon funding thresholds and to act as a liaison with third parties to comply with informational reporting requirements applicable to public companies.

Yangling agreed to compensate Consultant by issuing 1,400,000 shares of stock to be held in escrow to be paid upon completion of funding of $4 million within 4 months of the effective date of the Registration Statement on Form SB-2. Consultant is also entitled to receive up to $1 million to be paid from funding received in excess of $4 million which will be used by Consultant for business related services along with a fee of 1.5% of the amount exceeding $4 million in the event Consultant provides a source of debt financing and 3,000,000 shares of the Corporation’s common stock to be issued in accordance with the terms of the Warrant Agreement.

        Yangling and CCEG on August 3, 2004 entered into an Addendum to Consulting Services Agreement to provide for payment to Consultant of $100,000.00 per year payable in equal monthly installments of $8,333.33 per month to be used by Consultant for various expenses to be incurred on behalf of Yangling.

        On May 14, 2004 Yangling and CCEG entered into a Warrant Agreement for the 3,000,000 shares to be paid to Consultant pursuant to the Consulting Agreement. Of these shares, 500,000 must be exercised at an exercise price of $.75 with 4 months of the effective date of the Registration Statement on Form SB-2, 800,000 at $1.50 within 6 months of the same date, 900,000 at $2.50 within 9 months of the same date, and 800,000 within 12 months of the same date.

        Pursuant to a Consent of Stockholders dated July 23, 2004, the Company has ratified the Reorganization Agreement, Amendments to Reorganization Agreement, Consulting Agreement, Amendment to Consulting Agreement, and Warrant Agreement, all of which shall be effective as of the closing which took place on December 16, 2004. As part of the closing, the shareholders of Yangling will be issued 30,880,000 shares which is equal to 89.10% of the shares to be issued not including the 1,400,000 shares held in escrow. Total shares issued to consumate the transaction were 33,600,000 including shares issued to consultants.

Section 5. Corporate Governance and Management

Item 5.01 Changes in Control of Registrant

        As a result of the Reorganization Agreement, change of control occurred as of December 16, 2004. The number of shares held and the identity of the beneficial owners are filed as exhibits to Amended Reorganization Agreement and the 14C Information Statement and as an exhibit to the Form 8-K. As a result of the transaction, Yangling’s shareholders acquired approximately 89.10% of the Corporation’s common stock in the share exchange transaction, however, in the event the 1,400,000 shares held in escrow are earned, this would be reduced to 85.64%. Control was acquired based on shares issued from the Corporation.

Item 5.02 Departure of Directors or Principal Officers; Election of Directors;Appointment
of Principal Officers

        Tony Frudakis was the sole officer and director as reported on Form 8-K filed on June 30, 2004. The names of newly elected directors effective as of December 16, 2004 along with background information is hereby incorporated by reference to the 14C Information Statement filed August 19, 2004. The names of the new directors are as follows:

1.	WenXia Guo

2.	Peiyi Tian

3.	Jianjun Liu

4.	Huimin Zhang

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

        Effective December 21, 2004, Issuer amended its name from Sun City Industries, Inc. to Worldwide Biotech & Pharmaceutical Company consistent with the 14C previously filed.

Section 8. Other Events

Item 8.01 Other Events

        Tony Frudakis intends to resign as an officer and director after the closing of the Reorganization Agreement on December 16, 2004.

Section 9. Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits

(c)	Exhibits

Exhibit Number	Description

2.1	Reorganization Agreement dated April 20, 2004 (1)

2.2	Amendment to Reorganization Agreement (1)

2.3	Consulting Services Agreement dated May 7, 2004 (1)

2.4	Amendment to Consulting Services Agreement, dated May 14, 2004 (1)

2.5	Warrant Agreement, dated May 14, 2004 (1)

2.6	Amendment to Reorganization Agreement, November 23, 2004

2.8	Yangling Daiying biological engineering co., Ltd. Financial statements for the nine months ended September 30, 2004

2.9	Yangling Daiying biological engineering co., Ltd. Financial statements for the year ended December 31, 2003 & 2002

2.91	Yangling Daiying Proforma Financials

3	Certificate of Amendment to the Certificate of Incorporation, dated December 21, 2004

1.	Incorporated by reference to our Information Statement on Schedule 14C filed on August 19, 2004, file number 001-06914

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized. Sun City Industries, Inc.

Dated: December 22, 2004	BY: /S/ Tony Frudakis —————————————— Tony Frudakis President